EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is made and entered into as of August 22, 2008, among ASSISTED LIVING CONCEPTS, INC., a Nevada corporation (the “Borrower”), the Lenders (as defined in the Credit Agreement defined below), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself, as Lender, and as the administrative agent and collateral agent for Lenders and L/C Issuers (as defined in the Credit Agreement defined below) (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, Lenders, L/C Issuers and the Administrative Agent are parties to that certain Credit Agreement, dated as of November 10, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Lenders and L/C Issuers have committed to extend credit to the Borrower from time to time upon the terms and conditions set forth therein;

WHEREAS, the Borrower has requested that the Administrative Agent and Lenders consent to the amendment of the Credit Agreement to clarify certain affirmative covenants and permit the Borrower to incur additional secured Indebtedness to the extent that such Indebtedness is not secured by a Lien on any Collateral, and the Administrative Agent and Lenders are willing to amend the Credit Agreement in accordance with the terms and conditions set forth herein; and

WHEREAS, the Borrower has delivered to the Administrative Agent a Facility Increase Notice with respect to a proposed Facility Increase in the principal amount of $20,000,000 to be provided by U.S. Bank National Association (“August 2008 Facility Increase”) and has requested certain amendments to the Credit Agreement in connection therewith;

WHEREAS, the Borrower, Lenders and the Administrative Agent desire to modify the Credit Agreement in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, Lenders and the Administrative Agent do hereby agree that capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Credit Agreement and further agree as follows:

1. Amendments to the Credit Agreement. Subject to the terms and conditions of this Amendment, the Credit Agreement is hereby amended as follows:

(a) Section 1.1, Defined Terms, of the Credit Agreement is hereby amended by deleting the definition of “Revolving Credit Commitment” in its entirety and substituting in lieu thereof the following:

““Revolving Credit Commitment” means, with respect to each Revolving Credit Lender, the commitment of such Lender to make Revolving Loans and acquire interests in other Revolving Credit Outstandings, which commitment is in the amount set forth opposite such Lender’s name on Schedule I under the caption “Revolving Credit Commitment”, as amended to reflect Assignments and each additional commitment by such Lender in the Revolving Credit Facility that is made a part of the Facility Increase and as such amount may be reduced pursuant to this Agreement. After giving effect to the August 2008 Facility Increase, the aggregate amount of the Revolving Credit Commitments as of the First Amendment Effective Date equals $120,000,000 and the Revolving Credit Commitments of the Lenders shall be as set forth on Schedule I attached as Exhibit A to the First Amendment.”

(b) Section 1.1, Defined Terms, of the Credit Agreement is hereby further amended by inserting the following new definitions of “August 2008 Facility Increase,” “First Amendment” and “First Amendment Effective Date” in proper alphabetical order:

““August 2008 Facility Increase” means, that certain Facility Increase requested by the Borrower in the principal amount of $20,000,000 pursuant to that certain Facility Increase Notice dated as of August 22, 2008.”

“First Amendment” means that certain First Amendment to this Agreement, dated as of the First Amendment Effective Date, by and among the Borrower and the Lenders, as consented to by the Guarantors.”

“First Amendment Effective Date” means August 22, 2008.”

(c) Schedule I, Commitments, to the Credit Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof Schedule I attached as Exhibit A to this Amendment.

(d) Section 7.2(b), Compliance with Laws, Etc., of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

“(b) Each Group Member will maintain all certificates of need, provider numbers, supplier numbers, and licenses necessary to conduct its business as currently conducted, and take any steps required to comply with any such new or additional requirements that may be imposed on providers of the types of services such Group Member provides, except to the extent such failure to maintain or comply could not reasonably be expected to have a Material Adverse Effect. If required, all Medicaid and Medicare cost reports and claims will be properly filed, in all material respects.”

(e) Section 8.1(c), Indebtedness, of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

“(c) Indebtedness consisting of (A) secured Indebtedness (other than the Obligations) and related Guaranty Obligations of any Group Member in respect of such Indebtedness, (B) Capitalized Lease Obligations (other than with respect to a lease entered into as part of a Sale and Leaseback Transaction), (C) Indebtedness of any Person assumed in connection with any Permitted Acquisitions; provided that (i) such Indebtedness is not created in anticipation of any such Acquisition, and (ii) the amount of such Indebtedness is not increased and (D) purchase money Indebtedness, in each case incurred by any Group Member to finance the acquisition, repair, improvement or construction of fixed or capital assets of such Group Member, together with any Permitted Refinancing of any Indebtedness permitted hereunder in reliance upon this Section 8.1(c); provided that the principal amount of such Indebtedness does not exceed the lower of the cost or fair market value of the property so acquired or built or of such repairs or improvements financed, whether directly or through a Permitted Refinancing, with such Indebtedness (each measured at the time such acquisition, repair, improvement or construction is made); provided, however, that (i) the aggregate outstanding principal amount of all such Indebtedness in this Section 8.1(c) does not exceed $175,000,000 at any time, and (ii) no Indebtedness in this Section 8.1(c) is secured by Collateral on which any Lender has a Lien;”

(f) Section 8.2(d), Liens, of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

“(d) Liens on the property of the Borrower or any of its Subsidiaries securing Indebtedness permitted hereunder in reliance upon Section 8.1(c); provided, however, that with respect to Liens securing Indebtedness incurred pursuant to Section 8.1(c)(D), (i) such Liens exist prior to the acquisition of, or attach substantially simultaneously with, or within 90 days after, the acquisition, repair, improvement or construction of, such property financed, whether directly or through a Permitted Refinancing, by such Indebtedness and (ii) such Liens do not extend to any property of any Group Member other than the property (and proceeds thereof) acquired or built, or the improvements or repairs, financed, whether directly or through a Permitted Refinancing, by such Indebtedness; provided, however, that in the case of Indebtedness permitted pursuant to Section 8.1(c), Liens securing such Indebtedness may attach to property of any Group Member so long as such property is not Collateral otherwise subject to a Lien in favor of any Lender;”

2. Facility Increase. The Administrative Agent and the Required Lenders hereby waive the requirement in Section 2.1(b)(i)(B), Facility Increase, of the Credit Agreement pursuant to which the August 2008 Facility Increase may only be effective ten (10) Business Days after delivery of a Facility Increase Notice requesting such Facility Increase to the Administrative Agent. Furthermore, the Borrower, the Administrative Agent and the Lenders hereby agree that the Facility Increase Effective Date for the August 2008 Facility Increase shall be the date hereof.

3. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall be effective upon the satisfaction or waiver of the following:

(a) all of the representations and warranties of the Credit Parties under Article 4 of the Credit Agreement which are made as of the date hereof pursuant to Section 5(a) hereof, shall be true and correct in all material respects;

(b) receipt by the Administrative Agent of one or more counterparts of this Amendment duly executed and delivered by the Borrower, Required Lenders and the Administrative Agent and confirmed by each Guarantor;

(c) all conditions precedent under Section 3.3 of the Credit Agreement, including, but not limited to, receipt by the Administrative Agent of any documents required under such Section; provided however, that notwithstanding any provision to the contrary in the Credit Agreement, the Administrative Agent and the Lenders hereby agree and acknowledge that the Borrower may pay a fee directly to U.S. Bank National Association in consideration of the August 2008 Facility Increase in an aggregate amount not to exceed $50,000;

(d) receipt by the Administrative Agent of the duly executed signature pages of the Borrower, each Lender participating in the August 2008 Facility Increase and each other Lender with Revolving Loans outstanding as of the date hereof to those certain assignments entered into in accordance with Section 2.1(b)(iv) of the Credit Agreement, pursuant to which, after giving effect to such assignments, the outstanding Revolving Loans of the Lenders shall be as set forth in Annex A attached hereto;

(e) receipt by the Administrative Agent of a Mortgaged Property Report in form and substance satisfactory to the Administrative Agent; and

(f) receipt of any other documents or instruments that the Administrative Agent may reasonably request, certified by an officer of the Borrower if so requested.

4. Conditions Subsequent. The Borrower shall deliver to the Administrative Agent in form and substance satisfactory to the Administrative Agent (or take such action as described below):

(a) on or prior to September 22, 2008, a duly executed opinion of Texas counsel reasonably acceptable to the Administrative Agent in respect of Texas ALC Partners II, LP addressed to the Administrative Agent, the L/C Issuers and the Lenders and addressing such matters as the Administrative Agent may reasonably request and in form and substance substantially similar to the legal opinion delivered on the Closing Date;

(b) on or prior to October 10, 2008, any further documents and take any further action that the title company may require to (i) increase the  title insurance coverage amounts for the title insurance policies for the Mortgaged Properties to cover the August 2008 Facility Increase and (ii) preserve the priority of the Liens of the existing Mortgages encumbering the Mortgaged Properties with respect to the August 2008 Facility Increase; and

(c) on or prior to August 28, 2008, certificates attesting to the good standing of each of the Borrower, ALC Operating, LLC, ALC Properties II, Inc. and ALC Real Estate, LLC in the State of Pennsylvania and, on or prior to November 19, 2008, to the extent appropriate in Pennsylvania and delivered on or prior to the Closing Date for such entities, related tax certificates.

Notwithstanding anything in the Credit Agreement or any of the other Loan Documents to the contrary, the Borrower’s failure to perform any of the obligations described above shall not constitute a Default or Event of Default unless such failure continues beyond the applicable deadline (as such deadline may be extended by Administrative Agent in its discretion) for the delivery of such document (or taking of such action) as set forth above.

5. Representations And Warranties. Each Loan Party hereby further represents and warrants with and to the Administrative Agent and Lenders as follows:

(a) Representations and Warranties. Each of the representations and warranties contained in the Loan Documents is true and correct in all material respects on and as of the date hereof, except for any representation and warranty that relates by its terms only to a specified date (in which case, it shall be true on and as of such date) and, in this connection, the Borrower and each other Loan Party represents that, before and after giving effect to the August 2008 Facilities Increase, it is solvent within the meaning of Section 4.6 of the Credit Agreement and no Default or Event of Default exists and is continuing.

(b) Binding Effect of Documents. This Amendment and the other Loan Documents have been duly executed and delivered to the Administrative Agent and Lenders by such Loan Party and are in full force and effect, as modified hereby.

(c) No Conflict, Etc. The execution and delivery and performance of this Amendment by such Loan Party will not violate any law, rule, regulation or order or contractual obligation or organizational document of such Loan Party and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues.

6. Provisions Of General Application.

(a) Effect of this Amendment. Nothing in this Amendment is intended (or shall be construed) to constitute the consent of the Administrative Agent or any Lender to any other transaction or the waiver by the Administrative Agent of any Default or Event of Default. Except for the amendments set forth in Section 1 and the consent set forth in Section 2 of this Amendment, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. The Credit Agreement and this Amendment shall be read and construed as one agreement. The Administrative Agent and the Lenders reserve the right, in their discretion, to exercise any or all of their rights and remedies under the Credit Agreement and the other Loan Documents as a result of any Default or Event of Default which may be continuing on the date hereof or any Default or Event of Default which may occur after the date hereof, and nothing in this Amendment, and no delay on the part of the Administrative Agent or any Lender in exercising any such right or remedy, shall be construed as a waiver of any such right or remedy.

(b) Strict Compliance. The Administrative Agent and Lenders hereby notify the Borrower and each other Loan Party that, effective from and after the date of this Amendment, the Administrative Agent and Lenders intend to enforce all of the provisions of the Loan Documents and that the Administrative Agent and Lenders expect that the Borrower and each other Loan Party will strictly comply with the terms of the Loan Documents from and after this date.

(c) Costs and Expenses. In addition to, and not in limitation of, any other provision contained in the Loan Documents with respect thereto, the Borrower absolutely and unconditionally agrees to pay to the Administrative Agent and Lenders, on demand by the Administrative Agent or such Lender, at any time and as often as the occasion therefore may require, whether or not all or any of the transactions contemplated by this Amendment are consummated, all fees and disbursements of any counsel to the Administrative Agent and Lenders and allocated costs of internal counsel in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements delivered in connection with the transactions contemplated hereby and expenses which shall at any time be incurred or sustained by the Administrative Agent or Lenders or any of their respective directors, officers, employees, the Administrative Agent or assigns as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements prepared, negotiated, executed or delivered in connection with the transactions contemplated hereby.

(d) Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

(e) Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other documents, and no investigation by the Administrative Agent or Lenders or any closing shall affect the representations and warranties or the right of the Administrative Agent and Lenders to rely upon them.

(f) Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment.

(g) Reviewed by Attorneys. Each of the Borrower and each other Loan Party represents and warrants to the Administrative Agent and Lenders that it (i) understands fully the terms of this Amendment and the consequences of the execution and delivery of this Amendment, (ii) has been afforded an opportunity to have this Amendment reviewed by, and to discuss this Amendment and document executed in connection herewith with, such attorneys and other persons as such Loan Party may wish, and (iii) has entered into this Amendment and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Amendment nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Amendment and the other documents executed pursuant hereto or in connection herewith.

(h) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

(i) Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.

(j) Entire Agreement. The Credit Agreement as amended by this Amendment embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

ASSISTED LIVING CONCEPTS, INC., a Nevada corporation

By:
Name: John Buono
Title: Senior Vice President, Chief Financial
Officer and Treasurer

ADMINISTRATIVE AGENT AND LENDERS:
GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent, Swingline Lender and Lender By:

Name: John Dale Title: Its Duly Authorized Signatory

CIBC, INC., as Lender

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

CONSENT

Each of the undersigned Guarantors hereby (a) acknowledges, consents and agrees to the terms of the foregoing First Amendment to Credit Agreement (the “Amendment”), including without limitation, the amendments to the Credit Agreement set forth therein, and (b) agrees and confirms that its obligations under the Guaranty Agreement to which it is a party will continue in full force and effect and extend to all Obligations under and as defined in the Credit Agreement as amended and modified by the Amendment.

IN WITNESS WHEREOF, the undersigned have executed this Consent as of the 22nd day of August, 2008.

ALC OPERATING, LLC, a Wisconsin limited liability company

By:
Name: John Buono
Title: Treasurer

ALC REAL ESTATE, LLC, a Wisconsin limited liability

company

By:
Name: John Buono
Title: Treasurer

ALC IOWA, INC., a Nevada corporation

By:
Name: John Buono
Title: Treasurer

ALC INDIANA, INC., a Nevada corporation

By:
Name: John Buono
Title: Treasurer

ALC OHIO, INC., a Nevada corporation

By:
Name: John Buono
Title: Treasurer

ALC NEBRASKA, INC., a Nevada corporation

By:
Name: John Buono
Title: Treasurer

ALC PROPERTIES II, INC., a Nevada corporation

By:
Name: John Buono
Title: Treasurer

CARRIAGE HOUSE ASSISTED LIVING, INC., a Delaware

corporation

By:
Name: John Buono
Title: Treasurer

HOME AND COMMUNITY CARE, INC., a Nevada corporation

By:
Name: John Buono
Title: Treasurer

TEXAS ALC PARTNERS II, LP, a Texas limited partnership

By: Texas ALC II, Inc., a Nevada corporation,

its General Partner

By:
Name: John Buono
Title: Treasurer